Exhibit 99.1 SEACOR Marine Holdings Inc. (NYSE: SMHI) th 30 Annual Pareto Securities Energy Conference John Gellert President & Chief Executive Officer 20 September 2023

Forward-Looking Statement Certain statements discussed in this release as well as in other reports, materials and oral statements that SEACOR Marine Holdings Inc. (“SEACOR Marine” or the “Company”) releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward- looking statements. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Direct Vessel Profit (defined as operating revenues less operating costs and expenses, “DVP”) when applied to individual vessels, fleet categories or the combined fleet. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. seacormarine.com 2

Agenda 1 Company Overview 2 Financial & Operational Highlights 3 ESG Commitments & Goals A Appendix seacormarine.com 3

Company Overview

SEACOR MARINE

Introduction to SEACOR Marine

- Leading provider of marine and support transportation services to offshore energy facilities worldwide
- SEACOR Marine has a diverse customer base ranging from large offshore oil and natural gas exploration and production companies, oil field services and construction companies to offshore wind farm operators and offshore wind installation and maintenance companies
- SEACOR Marine offers a wide range of services, which covers the full offshore energy lifecycle
- SEACOR Marine is consistently investing in leading edge technology, in order to enhance the sustainability of its operations (walk-to-work systems, hybrid batteries, fuel efficiency, etc.)
- SEACOR Marine's fleet currently contains six hybrid PSVs, and SMHI has committed to upgrading one additional PSV to hybrid propulsion

Revenue Diversification(2)

by Region H1 2023



33% Africa & Europe
28% Middle East & Asia
24% Latin America
15% United States

by Vessel Class H1 2023



36% PSV
32% FSV
26% Liftboat
4% AHTS
2% Other

Financial Highlights(3)

	H1 2023	H1 2022
Fleet Average Utilization	77%	73%
Fleet Average Day Rate	$14,789	$11,746
Revenues	$126.9M	$99.6M
Direct Vessel Profit(4)	$53.3M	$16.0M

Company Highlights

Market Capitalization(1)
$365.0M
(ticker: SMHI)

Global Presence across 5 continents and all major offshore basins

59 Vessels

9.1 years Average Age

Energy-Efficient Fleet focusing on reduced fuel consumption and CO_2 emissions

Only U.S. listed public company in the OSV sector that did not go through a financial restructuring during downturn

(1) Bloomberg, as of market close on September 18, 2023.
(2) As of June 30, 2023. For continuing operations.
(3) As of June 30, 2023, and June 30, 2022, respectively. For continuing operations.
(4) Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit.

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Versatile Fleet Mix Core Asset Classes Non-Core FSV PSV LB AHTS 25 Fast Support Vessels 21 Platform Supply Vessels 9 Liftboats 4 Anchor Handling Towing Supply • Crew transfer and fast cargo • Mix of shallow water and deepwater • Self-propelled, self-elevating work • Perform plug and abandonment, assets platforms decommissioning, supply, standby • Focused on premium market with safety, jackup support and salvage vessels capable of over 30 knots • Modern fleet (6 years average age); • 4x premium assets (leg length > 300ft) speed, equipped with DP-2 or DP-3 includes 6 hybrid power vessels • Reduced focus on this asset class • Mission flexible: well intervention and (4.5 years average age) going forward • Includes 6 Fast Catamarans workover, plug and abandonment, • Improving demand resulting in decommissioning, offshore wind • Improving market economics higher utilization and day rates support and maintenance seacormarine.com 5

Global Presence Total Fleet: 59 Vessels Middle East & Asia 16 5 PSVs United States 15 8 FSVs 2 Liftboats 3 PSVs 1 AHTS 5 FSVs (2 managed) 7 Liftboats Latin America 9 Africa & Europe 19 7 PSVs 6 PSVs 2 FSVs 10 FSVs 3 AHTSs (1 leased-in) As of September 18, 2023. seacormarine.com 6

Agenda 1 Company Overview 2 Financial & Operational Highlights 3 ESG Commitments & Goals A Appendix seacormarine.com 7

Positive Day Rate and Utilization Environment For illustrative purposes only, assuming 3% annual inflation, Q2 2023 rates are 23% lower than Q3 2015 peak rates $16,000 100% 90% $14,000 80% 79% 78% 77% 76% 76% $12,000 73% 70% 70% 68% 67% 64% 63% $10,000 62% 60% 59% 59% 57% 57% 57% 56% 56% 56% 55% 54% 52% 51% $8,000 50% 50% 44% 43% 43% 41% 40% 40% 38% $6,000 33% 30% 29% 26% $4,000 20% $2,000 10% $0 0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2015 2015 20152015 2016 2016 2016 2016 2017 2017 20172017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 Average Fleet Dayrate Average Fleet Utilization Source: Company. For continuing operations. seacormarine.com 8

Revenue Diversification With a Reputable Customer Base (1) (2) 2022 Revenues Main Customers High-Quality Client Base Customer Name ExxonMobil TotalEnergies Saudi Aramco Chevron United States United States $61M BP Qatargas (primarily Gulf of Mexico) (primarily Gulf of Mexico) ENI Walter Oil & Gas APA Corporation ADNOC Top 10 customers account for 63% of FY 2022 Revenues $44M Latin America Latin America (3) Revenues by Customer Type Offshore Other 4% Wind 3% $60M Offshore Africa & Europe Africa & Europe Contractors 12% IOCs 40% NOCs 19% Independents 22% $53M Middle East & Asia Middle East & Asia (1) For the twelve months ended December 31, 2022. For continuing operations. Numbers in percentage of revenue per respective geography. (2) For 2022/2023. seacormarine.com 9 (3) For FY 2022.

Key Developments in 2023 • On September 8, SEACOR Marine signed a new $122.0M senior secured credit facility • Consolidates five separate debt facilities and addresses near-term maturities (2023-2026) into a new facility due 2028 Comprehensive • Proceeds were used to: (i) refinance existing indebtedness of $104.6M; (ii) acquire 100% ownership of FSV Amy 1 (1) Clemons McCall previously operated under a lease; and (iii) satisfy accrued and unpaid interest, fees and expenses as Refinancing well as general corporate purposes • Transaction provides the Company with a more efficient and streamlined capital structure as well as enhanced financial flexibility to take advantage of the favorable market conditions • Committed to one hybrid power system upgrade on a PSV, with opportunity for up to four additional upgrades identified • On September 7, SMHI released its 2022-2023 Sustainability Report, with the following notable milestones reported: Energy Transition 1. Reporting Scope 1 and Scope 2 emissions for the first time and ahead of regulatory requirements 2 Initiatives 2. Partnered with Spinergie in the development of a Carbon Intensity Index (CII) metric for offshore support vessels • Installation of: (i) air quality technology to eliminate airborne viruses and reduce energy consumption, (ii) ultrasonic anti-fouling systems to reduce bio fouling, and (iii) water purification systems to eliminate plastic bottle waste (1) For further details on the above-mentioned refinancing transaction, please refer to: SEACOR Marine’s Form 8-K filed with the Securities and Exchange Commission on September 11, 2023. seacormarine.com 10

Debt Maturity Profile

SEACOR MARINE

Old Debt Amortization Profile



$180m
$160m
$140m
$120m
$100m
$80m
$60m
$40m
$20m
$m
$35m
$21m
$14m
$55m
$25m
$30m
$29m
$29m
$167m
$35m
$90m
$27m
$15m
$15m
$15m
$40m
$34m
$6m
$6m
H2 2023
2024
2025
2026
2027
2028
2029
Principal Instalments
Balloon
Guaranteed Notes
Convertible Notes(1)
Total

New Debt Amortization Profile



$160m
$140m
$120m
$100m
$80m
$60m
$40m
$20m
$m
$6m
$28m
$29m
$152m
$35m
$90m
$27m
$27m
$110m
$98m
$12m
$6m
Q4 2023
2024
2025
2026
2027
2028
2029
Principal Instalments
Balloon
Guaranteed Notes
Convertible Notes(1)

Balloon Schedule

2023: $16.2M	SEACOR Marine Foreign Holdings Credit Facility	*(Tranche A)*
2023: $4.9M	SEACOR Offshore OSV	*(Class B)*
2024: $11.0M	SEACOR 88/888 Term Loan	*(50% non-recourse)*
2024: $13.7M	SEACOR Offshore Delta Acquisition Debt	*(2nd Lien)*
2026: $19.9M	SEACOR Marine Foreign Holdings Credit Facility	*(Tranche B)*
2026: $6.6M	SEACOR Offshore OSV	*(Class A)*
2026: $90.0M	Guaranteed Notes	*(Unsecured)*
2026: $35.0M	Convertible Notes	*(Unsecured)*
2028: $26.7M	SEACOR Delta Shipyard Financing	*(7x PSVs)*
2028: $7.4M	SEACOR Alpine Term Loan	*(3x PSVs)*
2029: $4.4M	SEACOR Delta Shipyard Financing	*(1x PSV)*

REFINANCED (Sep. 2023)

Balloon Schedule

2026: $90.0M	Guaranteed Notes	*(Unsecured)*
2026: $35.0M	Convertible Notes	*(Unsecured)*
2028: $26.7M	SEACOR Delta Shipyard Financing	*(7x PSVs)*
2028: $7.4M	SEACOR Alpine Term Loan	*(3x PSVs)*
2028: $64.1M	SEACOR Marine Foreign Holdings Credit Facility	*(27x OSVs)*
2029: $4.4M	SEACOR Delta Shipyard Financing	*(1x PSV)*

(1) Conversion price of $11.75 per share.

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Pro-Forma Capital Structure

SEACOR MARINE

(as of September 18, 2023, unless otherwise noted)	Outstanding ($M)	Maturity
SEACOR Marine Alpine Credit Facility	27.4	June 2028
SEACOR Marine Foreign Holdings Credit Facility	122.0	September 2028
SEACOR Delta Shipyard Financing	71.5	2028 / 2029
Sea-Cat Crewzer III Term Loan Facility	14.2	July 2029
Total Secured Debt	**235.1**	
Unsecured Convertible Notes[(1)]	35.0	July 2026
Unsecured Guaranteed Notes	90.0	July 2026
Total Debt	**360.1**	
Cash (per June 30, 2023)[(2)]	43.5	
Net Debt[(3)]	**316.6**	
(+) Market Capitalization[(4)]	365.3	
(–) Non-Controlling Interests (per June 30, 2023)	0.3	
Enterprise Value	**681.6**	

- **Comprehensive refinancing improves debt service profile and covenant package of the Company**
- **New debt maturity profile allows to continue deleveraging the balance sheet while staggering maturities in 2026 and 2028**
- **Average cost of debt remains below 10.0% p.a.**
- **Limited interest rate exposure**
- **Low debt prepayment penalties beginning in Q4 2024, enhancing financial flexibility**

SMHI Debt Seniority Structure



Unsecured
$125m
Secured
$235m

Enterprise Value Bridge



$365m
$360m
$0.3m
$44m
$682m
Market Capitalization
Total Debt
Non-Controlling Interests
Cash & Cash Equivalents
Enterprise Value

(1) *Conversion price of $11.75 per share.*
(2) *Cash & Cash Equivalents, including Restricted Cash as reported in SEACOR Marine's Form 10-Q for the six months ended June 30, 2023, filed with the Securities and Exchange Commission on August 2, 2023.*
(3) *Net Debt is a non-GAAP measure.*
(4) *Bloomberg, as of market close on September 18, 2023.*

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Agenda 1 Company Overview 2 Financial & Operational Highlights 3 ESG Commitments & Goals A Appendix seacormarine.com 13

Actively Investing and Supporting the Energy Transition Investing in Green Technology Sustainability Report 2022-2023 • Industry pioneer in the use of hybrid power, with plans for further investments in hybrid Select 2023/2024 Goals power solutions and green technologies to minimize environmental impact • Continued implementation and fine-tuning of the CII • First to implement hybrid well stimulation technology. Owns and operates the only active metric across the fleet hybrid well stimulation vessel • Continued tracking of Scope 1 and 2 emissions (1) (2) • Owns and operates approx. 10% of the global fleet of 70 hybrid power PSVs , offering • Continued investment in technologies to improve solutions which reduce fuel consumption and emissions by up to 20%. Market leader with energy efficiency operating experience in the Americas, North Sea, Africa, Mediterranean, and the Middle East • Continued installation of ballast water treatment • Received first ESS-LiBATTERY class notation from the American Bureau of Shipping in 2018 system on vessels in compliance with IMO • Continued implementation of Safe Water On Board https://ir.seacormarine.com/sustainability-report Supporting the Energy Transition • SMHI’s fleet of large liftboats are well positioned to capitalize on federally mandated decommissioning and plug and abandonment work in the U.S. Gulf of Mexico • Plugging abandoned wells will allow for a reduction in methane emissions and contributes to the goals set by the Paris Climate Accord (1) Six hybrid power PSVs with commitment to install one additional hybrid power system on a PSV in 2023. (2) Source: Clarksons World Fleet Register as of September 18, 2023. seacormarine.com 14

Offshore Wind Projects SEACOR Marine’s track record in the offshore wind market: Date Offshore Wind Farm Developers Vessels Scope of Work Liftboat “LB Robert” Installation of foundations, feedering of blades, tower Liftboat “LB Caitlin” 2015-2016 sections and other cargo Liftboat “LB Paul” (acquired by Ørsted) Personnel accommodation, hydraulic drilling of the Liftboat “LB Jill” conduit for the installation of the transmission cable, Q4 2022 PSV “SEACOR Brave” personnel and equipment transportation Supporting the bubble curtain noise mitigation system Q2 2023 PSV “SEACOR Nile” during pile driving of offshore wind turbine foundations Commissioning support including accommodation and Q2-Q4 2023 Liftboat “LB Jill” crane services Personnel accommodation for the commissioning of Q2-Q3 2023 Liftboat “SEACOR Hawk” an Electrical Service Platform Source: Company (for continuing operations). seacormarine.com 15

Summary Modern and sustainable fleet serving a broad customer base in offshore oil and natural gas and offshore wind 1 Disciplined capital structure with appropriate leverage 2 Improving market fundamentals with attractive growth prospects in all major offshore basins 3 Growing and diversified contract backlog with reputable counterparts 4 Strong operating platform with demonstrated leadership in Environmental, Social and Governance practices 5 seacormarine.com 16

Agenda 1 Company Overview 2 Financial & Operational Highlights 3 ESG Commitments & Goals A Appendix seacormarine.com 17

OSV Peer Group Comparison US Listed Norwegian Listed Malaysian Listed 178% 162% 111% Share Price Performance (last twelve months) 68% 19% 9% 5% N/A 0% Tidewater SEACOR Marine Siem Eidesvik Havila Solstad DOF ICON Alam Peer Leverage 86% 68% 65% 63% 55% 41% 17% 12% 2% Tidewater SEACOR Marine Siem Eidesvik Havila Solstad DOF ICON Alam Market Value of Equity Net Debt Source: Bloomberg, Company Filings (as of market close on September 18, 2023). seacormarine.com 18

Demand Drivers expanding into Energy Transition and Renewables

SEACOR MARINE

Our energy-efficient fleet is working for a diverse customer base, providing industry-leading offshore solutions across the value chain to meet energy transition goals

	Renewables	Energy Transition		Oil & Natural Gas					
Vessel Type	Offshore Wind	Plug & Abandonment	Decommissioning	Crew Transfer	Maintenance	Production	Development Drilling	Exploration Drilling	SMHI Vessels
FSV				X	X	X	X	X	25
PSV	X				X	X	X	X	21
Liftboat	X	X	X		X	X			9
AHTS		X				X	X	X	4
Target Contribution	Net Zero	Reduction of methane emissions		Meeting the world's energy requirements with a sustainable fleet					

As of September 18, 2023.

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SMHI Outperforms the Industry's Safety Benchmarks

YoY Total Recordable Injury Rate ("TRIR")(1) vs. Industry Benchmarks

5-Year TRIR Average (2018-2022)	
SEACOR Marine	0.227
ISOA	1.014
IMCA	1.342



1.700
1.360
0.184
1.110
0.880
0.179
1.090
0.950
0.037
1.360
1.100
0.531
1.450
0.780
0.202
2018
2019
2020
2021
2022
SMHI
ISOA
IMCA

Comments

- SMHI has been vastly out-performing the industry's core safety benchmarks in each of the past five years
- Averaging over the same period of five years, SMHI has had nearly ~80% less recordable injuries than reported by ISOA and ~83% less than IMCA
- The largest differences were accounted for in 2020, when SMHI accounted for only 3% and 4% of ISOA and IMCA respectively
- SMHI has not reached 50% of any of the two industry benchmarks during the previous five years
- The statistics for 2021 include the capsizing of SEACOR Power caused by severe weather conditions off the coast of Port Fourchon, Louisiana(2)

(1) *TRIR = (Fatalities + Lost Time Incidents + Restricted Work Cases + Medical Treatment Cases) x 1,000,000 / Total Hours Worked.*

(2) *Reference is made to disclosures related to SEACOR Power under Item 1A (Risk Factors) contained in SEACOR Marine's Form 10-K for the twelve months ended December 31, 2022, filed with the Securities and Exchange Commission on March 6, 2023.*

Source: Company, International Support Owners Association (ISOA), International Marine Contractors Association (IMCA).

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Commodity Price Backdrop $18 $120 $16 $14 $100 $12 $80 $10 $60 $8 $6 $40 $4 $20 $2 $0 $0 Brent Crude WTI UK Natural Gas Source: U.S. Energy Information Administration (EIA), Intercontinental Exchange, Inc. (ICE). seacormarine.com 21 Brent Crude / WTI Price UK Natural Gas Prices

PSV and OSV Dayrate Index 200 ~100% increase 150 100 50 0 PSV Dayrate Index OSV Rate Index Source: Clarksons World Fleet Register. seacormarine.com 22 (1) PSV Dayrate Index and OSV Rate Index are timeseries tracking average PSV and OSV dayrates across major deployment regions, weighted by deployment of each vessel class by region (vessels > 1,000dwt).

Global Average PSV Day Rates & Utilization (1) (1) PSV Average Day Rates PSV Average Utilization 1,800 90% $35,000 1,600 85% $30,000 1,400 80% $25,000 1,200 75% 1,000 $20,000 70% 800 $15,000 65% 600 $10,000 60% 400 $5,000 55% 200 $0 0 50% 2017 2018 2019 2020 2021 2022 2023 2017 2018 2019 2020 2021 2022 2023 PSV 3,200 DWT Time Charter Rate PSV 4,000 DWT Time Charter Rate Idle Laid-Up Active Utilization Source: Clarksons World Fleet Register. (1) Global Average including North America, South-East Asia, Middle East, North-West Europe, Latin America and West Africa, weighted by fleet deployment. seacormarine.com 23 Number of PSVs Utilization

Average FSV Day Rates & Utilization FSV Average Day Rates FSV Average Utilization 100% $25,000 90% 80% $20,000 70% 60% $15,000 50% 40% $10,000 30% $5,000 20% 10% $0 0% 2018 2019 2020 2021 2022 H1 2023 2018 2019 2020 2021 2022 FSV (DP-2) Time Charter Rate - West Africa FSV (DP-2 & DP-3) Utilization - West Africa FSV (DP-2 & DP-3) Utilization - Middle East FSV (DP-3 / Catamaran) Time Charter Rate - West Africa Source: Clarksons World Fleet Register, Spinergie. seacormarine.com 24

Global Active Rig Fleet Total Fleet: 509 Rigs 75 Drillships 396 Jack-Ups 62 Semi-Submersible Rigs Mediterranean 32 7 Drillships 22 Jack-Ups 3 Semi-Submersible Rigs North America NW Europe 64 53 22 Drillships 1 Drillship 39 Jack-Ups 30 Jack-Ups 3 Semi-Submersible Rigs 22 Semi-Submersible Rigs Asia Pacific 116 1 Drillship 98 Jack-Ups 17 Semi-Submersible Rigs Mid Mid dd le le EE ast ast& Indian Ocean 195 4 Drillships South & Central America 43 West Africa 190 Jack-Ups 30 1 Semi-Submersible Rig 27 Drillships 13 Drillships 4 Jack-Ups 13 Jack-Ups 12 Semi-Submersible Rigs 4 Semi-Submersible Rigs Source: Clarksons World Register (as of September 18, 2023). seacormarine.com 25

Thank You